UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting material Pursuant to §240.14a-12

Radiation Therapy Services, Inc.

(Name of Registrant as Specified In Its Charter)

not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

THE FOLLOWING LETTER HAS BEEN DISTRIBUTED TO CERTAIN EMPLOYEES IN CONNECTION WITH THE PROPOSED MERGER:

Radiation Therapy Services, Inc.

October 19, 2007

Dear RTSI Team Member:

Today, it is my pleasure to announce that our company, Radiation Therapy Services, Inc. (RTSI) has entered into an alliance with Vestar Capital, a leading private equity firm that has successfully invested in over 60 companies around the world. RTSI has been actively and carefully seeking a partner to help us build on our success. In Vestar we have found a true partner who shares our vision and commitment to patient care and who provides the resources to build on our already significant national platform for long-term growth.

Vestar’s investment is a reflection of your efforts and our company’s success. RTSI and its affiliates will continue to be run by the same management team that has gotten us where we are today. Our new partnership with Vestar will in no way change the high quality care we deliver to our patients or our ongoing commitment to maintaining and building the best team of professionals in our industry.

I hope you are as excited to be a part of this momentous time as I am to lead our company through it. Over the past 20 plus years we have succeeded by putting our patients first and by understanding that quality businesses are built by quality people. Every one of you has contributed to our success.

For more information about this transaction, please visit our Corporate website (www.rtsx.com) where you can download copies of the press release and talking points that should answer many of the questions that your staff or you may have.

Should you receive calls from individuals outside our organization, please direct them to our media relations staff at The Ruth Group.

Jason Rando	Catherine Bright
(646) 536-7025	(646) 536-7013
jrando@theruthgroup.com	cbright@theruthgroup.com

I count on each of you in continuing our path to be a better, kinder provider. And as always, thank you for your commitment to our patients and our Company.

Sincerely,

/s/ Daniel E. Dosoretz
Dr. Daniel E. Dosoretz, President & CEO
Radiation Therapy Services, Inc.

NOTICES

Insider Trading Policy

The RTSI Insider Trading Policy was adopted in 2004 and incorporated into the RTSI Compliance Program and Manual. The intent of the policy is to prevent allegations of insider trading and promote compliance with all related securities laws by RTSI and its subsidiaries “The Company” and all of the Company’s directors, officers and employees. Insiders also include independent contractors, affiliated professionals and those persons in a special relationship with the Company, e.g. its auditors, consultants or attorneys. No person may place a purchase or sell order or recommend that another person place a purchase or sell order in Company Securities when he or she has knowledge of material information concerning the Company that has not been disclosed to the public. The definition of insider is transaction specific; that is, an individual is an insider with respect to each material nonpublic item of which he or she is aware. After a public announcement of material information is made, those individuals considered insiders must allow two full trading days before the insider may trade Company securities. For example, if the announcement is made on Friday after trading begins, employees may not trade in Company Securities until Wednesday of the following week. There are additional restrictions on trading Company Securities regarding pre-clearance procedures and blackout periods which apply to our directors, officers, Section 16 employees and to certain other employees specifically designated by the Company.

For those of you who are Shareholders of the Company please read the information below:

Additional Information and Where to Find It

In connection with the proposed transaction, a proxy statement of Radiation Therapy Services, Inc. and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RADIATION THERAPY SERVICES, INC. AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Radiation Therapy Services, Inc. at http://www.sec.gov, the SEC’s free internet site. Free copies of Radiation Therapy Services, Inc.’s SEC filings are also available on its internet site at http://www.rtsx.com.

Participants in the Solicitation

Radiation Therapy Services, Inc. and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Radiation Therapy Services, Inc.’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of Radiation Therapy Services, Inc. is included in its definitive proxy statement for its 2007 annual meeting filed with the SEC on April 4, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Forward-Looking Statements

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transaction, future performance, financing for the transaction and the completion of the transaction. These statements are based on the current expectations of management of Radiation Therapy Services, Inc. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, among other things, conditions to the closing of the transaction may not be satisfied and the transaction may involve unexpected costs, unexpected liabilities or unexpected delays. Additional factors that may affect the future results of Radiation Therapy Services, Inc. are set forth in its filings with the Securities and Exchange Commission (“SEC”), which are available at http://www.sec.gov. Unless required by law, Radiation Therapy Services, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.